UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 19, 2017

ANSYS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20853	04-3219960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 ANSYS Drive, Canonsburg, PA	15317
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (724) 746-3304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 19, 2017 to consider and vote on the matters listed below. The proposals are described in detail in the Proxy Statement of the Company dated March 31, 2017 as filed with the Securities and Exchange Commission. The final voting results from the meeting are set forth below.

ANSYS Proposal 1: Election of Directors

Having received a majority of the votes cast in accordance with the Company’s Restated Certificate of Incorporation, the individuals named below were each elected to serve as directors of the Company for three-year terms expiring in 2020, provided, however, that pursuant to the terms of Mr. Cashman’s Transition Agreement,, Mr. Cashman has agreed to tender his resignation at the end of the applicable transition period (April 30, 2019) or upon any termination of his employment prior to April 30, 2019:

Name	Votes For	Votes Against
James E. Cashman, III	72,040,691	3,414,454
Ajei S. Gopal	74,405,331	687,808
William R. McDermott	66,174,565	8,916,883

ANSYS Proposal 2: Non-Binding, Advisory Vote on the Compensation of Named Executive Officers

Having received a majority of the votes from shares present in person or represented by proxy and entitled to vote thereon at the Company’s Annual Meeting, as set forth below, the non-binding advisory vote in favor of the compensation of the Company’s named executive officers was approved.

Votes For	Votes Against	Abstentions
72,987,417	1,823,084	678,303

ANSYS Proposal 3: Non-binding, Advisory Vote on the Frequency of the Non-binding, Advisory Vote on the Compensation of Our Named Executive Officers.

Having received a majority of the votes from shares present in person or represented by proxy and entitled to vote thereon at the Company’s Annual Meeting, as set forth below, the non-binding advisory vote in favor of the frequency of the non-binding, advisory on the compensation of our named executive officers was approved.

One Year	Two Years	Three Years	Abstentions
67,394,733	118,424	7,928,493	47,154

ANSYS Proposal 4: Ratification of Selection of Independent Registered Public Accounting Firm

Having received a majority of the votes cast as set forth below and in accordance with ANSYS’ By-Laws, the selection of Deloitte & Touche LLP as ANSYS’ independent registered public accounting firm for the 2017 fiscal year was ratified.

Votes For	Votes Against	Abstentions
75,986,599	3,074,176	27,678

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS, INC.

Date: May 25, 2017	By:	/s/ M. Lee Detwiler
M. Lee Detwiler, Assistant Secretary